PRESIDENCE DE LA REPUBLIQUE
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SECRETARIAT GENERAL
DU GOUVERNEMENT

REPUBLIQUE DE GUINEE
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Travail – Justice – Solidarité

DECRET D/2016/...275........../PRG/SGG
PORTANT APPROBATION DU SECOND AVENANT AU CONTRAT DE PARTAGE DE PRODUCTION D'HYDROCARBURES ENTRE LA REPUBLIQUE DE GUINEE ET LA SOCIETE SCS CORPORATION LTD
(FILIALE DE HYPERDYNAMICS CORPORATION)

LE PRESIDENT DE LA REPUBLIQUE

Vu La Constitution ;

Vu L'Ordonnance N°119/PRG du 23 septembre 1986 portant Code Pétrolier de la République de Guinée (Code de référence du Contrat de Partage de Production d'Hydrocarbures entre la République de Guinée et SCS Corporation Ltd) ;

Vu La Loi L/2015/022/AN du 13 août 2015, portant gouvernance financière des Sociétés et Etablissements Publics en République de Guinée ;

Vu Le Décret D/2015/226/PRG/SGG du 26 décembre 2015, portant nomination du Premier Ministre, Chef du Gouvernement ;

Vu Le Décret D/2015/227/PRG/SGG du 30 décembre 2015, portant structure du Gouvernement ;

Vu Le Décret D/2016/003/PRG du 03 janvier 2016, portant nomination des membres du Gouvernement

Vu Le Décret D/2015/165/PRG/SGG du 29 août 2015 portant Création, Statuts, Mission, Attribution et Organisation de l'Office National des Pétroles (ONAP) ;

Vu Le Décret D/2016/007/PRG/SGG du 9 janvier 2016 portant nomination du Directeur Général de l'Office National des Pétroles (ONAP) ;

Vu Le Contrat de Partage de Production d'Hydrocarbures signé le 22 septembre 2006 entre la République de Guinée et la Société SCS Corporation Ltd tel qu'amendé le 25 mars 2010 ;

Vu La notification à l'Etat de l'accord de séparation à l'amiable entre Hyperdynamics et ses partenaires (Dana Petroleum et Tullow Oil) du 15 août 2016 ;

Vu La demande d'extension du 16 juillet 2016 de la Société SCS Corporation Ltd pour

une période non renouvelable d'un (01) an de la seconde période d'exploration et prorogation pour la même période du Contrat de Partage de Production ;

Vu Le Second Avenant au Contrat de Partage de Production d'Hydrocarbure entre la République de Guinée et la Société SCS Corporation Ltd du 14 septembre 2016 ;

Sur proposition du Directeur Général de l'ONAP ;

DECRETE

Article 1er : Le Second Avenant au Contrat de Partage de Production d'Hydrocarbure entre la République de Guinée et la Société SCS Corporation en date du 14 septembre 2016 est approuvé.

Article 2 : Le budget prévisionnel et les dépenses d'exploration réalisées dans le cadre de ce Contrat de Partage de Production d'Hydrocarbures seront validés par le Comité de Direction des Opérations Pétrolières (CDOP).

Article 3 : Le présent Décret qui prend effet à compter de sa date de signature sera enregistré et publié au Journal Officiel de la République

Conakry, le 21 SEP. 2016

Professeur Alpha CONDE